LIBERTY ALL-STAR® EQUITY FUND

USA

3RD QUARTER SEPTEMBER 30, 2013

ALL-STAR®
EQUITY FUND

LIBERTY ALL-STAR® EQUITY FUND

Period Ending September 30, 2013 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$6.20
Market Price	$5.41
Discount	12.7%
	Quarter	Year-to-Date
Distributions	$0.09	$0.25
Market Price Trading Range	$5.15 to $5.72	$4.83 to $5.72
Discount Range	9.1% to 12.8%	9.1% to 12.8%

Performance
Shares Valued at NAV with Dividends Reinvested	7.57%	21.52%
Shares Valued at Market Price with Dividends Reinvested	5.78%	18.93%
Dow Jones Industrial Average	2.12%	17.64%
Lipper Large-Cap Core Mutual Fund Average	5.60%	19.49%
NASDAQ Composite Index	11.19%	26.12%
S&P 500® Index	5.24%	19.79%

Figures shown for the Fund and the Lipper Large-Cap Core Mutual Fund Average are total returns, which include dividends, after deducting fund expenses. Figures for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 18.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

The Fund is a closed-end fund and does not continuously offer shares. The Fund trades in the secondary market, investors wishing to buy or sell shares need to place orders through an intermediary or broker by using the Fund’s ticker symbol: USA. The share price of a closed-end fund is based on the market’s value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Liberty All-Star® Equity Fund	President’s Letter

Fellow Shareholders:	October 2013

The third quarter saw equity markets build on the momentum of the first two quarters of the year, as the S&P 500® Index closed at a record high of 1725.52 on September 18. The widely followed Dow Jones Industrial Average also closed at a fresh all-time high of 15676.94 on the same date. Both averages responded positively to news that the Federal Reserve currently has no plan to “taper,” but, instead, would continue its current aggressive bond buying program.

Just eight trading days later, at quarter’s end on September 30, the mood was not nearly so ebullient as investors began to focus on prospects for a shutdown of the federal government—the first in 17 years—and, of even greater concern, an impasse over raising the debt ceiling that could potentially lead to a technical default. These worries caused the S&P 500 to close the quarter at 1681.55—2.5 percent below its high—while the Dow Jones Industrials also eased, ending the period at 15129.67.

Equity markets were choppy throughout the period—rising in July, retrenching in August and rebounding in September before slipping at quarter’s end. The net result was a quarterly return of 5.24 percent for the S&P 500 and 2.12 percent for the Dow Jones Industrials. The technology-oriented NASDAQ Composite Index turned in the best performance of the three, gaining 11.19 percent for the period.

The third quarter was good for Liberty All-Star® Equity Fund. The Fund returned 7.57 percent with shares valued at NAV with dividends reinvested and 5.78 percent with shares valued at market price with dividends reinvested. As noted, the S&P 500 returned 5.24 percent, while the Lipper Large-Cap Core Mutual Fund Average advanced 5.60 percent. Year to date through September, the Fund has returned 21.52 percent with shares valued at NAV with dividends reinvested and 18.93 percent with shares valued at market price with dividends reinvested. Comparable nine-month returns were 19.79 percent for the S&P 500® Index and 19.49 percent for the Lipper Large-Cap Core Mutual Fund Average.

For the quarter, the discount at which Fund shares traded relative to their NAV was largely unchanged from the previous quarter, ranging from a low of 9.1 percent to a high of 12.8 percent.

In keeping with policy, the Fund’s distribution for the third quarter was $0.09 per share. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $24.17 per share since 1987 (the Fund’s first full calendar year of operations). We would emphasize that shareholders must include these distributions when determining the return on their investment in the Fund.

We are pleased that the Fund has delivered solid absolute and relative performance for the third quarter and year to date through September. Although the fourth quarter began with the shadow of a government shutdown and potential default hanging over it, the negotiated agreement in Washington averted a deeper crisis—at least until the winter. We are hopeful that, going forward, decisions will be made in Washington with the country’s best long-term interests first and

Third Quarter Report (Unaudited) | September 30, 2013	1

President’s Letter	Liberty All-Star® Equity Fund

foremost. Such a conclusion will enable investors to focus once again on business and economic fundamentals and companies with attractive long-term prospects.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s letter reflect the views of the President as of October 2013 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	Table of Distributions & Rights Offerings
September 30, 2013 (Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price	Tax Credits*
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10**	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009***	0.31
2010	0.31
2011	0.34
2012	0.32
2013 1st Quarter	0.08
2nd Quarter	0.08
3rd Quarter	0.09
Total	$22.99

*

The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

**	The number of shares offered was increased by an additional 25% to cover a portion of the over-subscription requests.
***	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.

DISTRIBUTION POLICY

Liberty All-Star® Equity Fund’s current policy is to pay distributions on its shares totaling approximately 6 percent of its net asset value per year, payable in four quarterly installments of 1.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. The fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and may be taxed as ordinary income up to the amount of the Fund’s current and accumulated earnings and profits. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess. The Fund retained such excess gains in 1993, 1996 and 1997.

Third Quarter Report (Unaudited) | September 30, 2013	3

Top 20 Holdings & Economic Sectors	Liberty All-Star® Equity Fund
September 30, 2013 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
QUALCOMM, Inc.	2.51%
Google, Inc., Class A	2.44
JPMorgan Chase & Co.	2.10
Schlumberger Ltd.	2.02
Salesforce.com, Inc.	1.77
Citigroup, Inc.	1.69
Bank of America Corp.	1.47
MetLife, Inc.	1.46
Morgan Stanley	1.43
Starbucks Corp.	1.41
Devon Energy Corp.	1.40
SunTrust Banks, Inc.	1.38
Amazon.com, Inc.	1.38
Microsoft Corp.	1.35
Visa, Inc., Class A	1.31
American International Group, Inc.	1.30
Hewlett-Packard Co.	1.27
Chesapeake Energy Corp.	1.26
TE Connectivity Ltd.	1.04
State Street Corp.	1.04
31.03%

Economic Sectors*	Percent of Net Assets
Financials	24.47%
Information Technology	19.52
Energy	14.17
Consumer Discretionary	13.71
Health Care	9.79
Industrials	7.71
Consumer Staples	4.76
Materials	2.40
Utilities	0.63
Other Net Assets	2.84
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	Major Stock Changes in the Quarter
September 30, 2013 (Unaudited)

The following are the major ($4 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2013.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/13

Purchases

athenahealth, Inc.	45,900	45,900
Catamaran Corp.	109,198	170,979
Cigna Corp.	70,375	70,375
The Home Depot, Inc.	61,907	61,907
PulteGroup, Inc.	264,739	264,739
TRW Automotive Holdings Corp.	61,625	61,625

Sales
Delphi Automotive PLC	(82,650)	76,275
LinkedIn Corp., Class A	(21,858)	37,216
NetApp, Inc.	(127,724)	0
NVR, Inc.	(4,580)	604
State Street Corp.	(58,800)	170,675
TE Connectivity Ltd.	(129,450)	217,325
Tidewater, Inc.	(143,000)	0
The Western Union Co.	(238,241)	219,722

Third Quarter Report (Unaudited) | September 30, 2013	5

Investment Managers/ Portfolio Characteristics	Liberty All-Star® Equity Fund
September 30, 2013 (Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

MANAGERS’ DIFFERING INVESTMENT STRATEGIES ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

PORTFOLIO CHARACTERISTICS As of September 30, 2013 (Unaudited)

	SCHNEIDER	PZENA	MATRIX	CORNERSTONE	TCW	TOTAL FUND	S&P 500® INDEX
Number of Holdings	41	39	35	48	32	164*	500
Percent of Holdings in Top 10	51%	37%	38%	36%	44%	19%	18%
Weighted Average Market
Capitalization (billions)	$38	$73	$94	$63	$57	$65	$105
Average Five-Year Earnings
Per Share Growth	(3)%	6%	10%	16%	19%	10%	12%
Dividend Yield	1.2%	2.0%	2.4%	1.1%	0.7%	1.5%	2.1%
Price/Earnings Ratio**	14x	14x	16x	23x	28x	18x	17x
Price/Book Value Ratio	1.0x	2.6x	2.5x	4.8x	8.5x	3.9x	4.0x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (97.16%)
CONSUMER DISCRETIONARY (13.71%)
Auto Components (1.93%)
Delphi Automotive PLC	76,275	$4,455,986
Johnson Controls, Inc.	217,343	9,019,734
Magna International, Inc.	36,207	2,989,250
TRW Automotive Holdings Corp.(a)	61,625	4,394,479

		20,859,449

Hotels, Restaurants & Leisure (2.90%)
Carnival Corp.	138,685	4,526,678
Marriott International, Inc., Class A	177,681	7,473,263
McDonald’s Corp.	26,000	2,501,460
Orient-Express Hotels Ltd., Class A(a)	124,147	1,611,428
Starbucks Corp.	198,127	15,249,835

		31,362,664

Household Durables (2.17%)
Lennar Corp., Class A	179,220	6,344,388
NVR, Inc.(a)	604	555,191
PulteGroup, Inc.	264,739	4,368,194
Taylor Morrison Home Corp.(a)	52,079	1,179,589
Toll Brothers, Inc.(a)	340,291	11,035,637

		23,482,999

Internet & Catalog Retail (2.13%)
Amazon.com, Inc.(a)	47,550	14,866,032
priceline.com, Inc.(a)	6,975	7,051,376
Shutterfly, Inc.(a)	19,627	1,096,757

		23,014,165

Media (1.46%)
Comcast Corp., Class A	70,440	3,180,366
News Corp.(a)	59,645	979,967
Omnicom Group, Inc.	115,525	7,328,906
The Walt Disney Co.	66,897	4,314,188

		15,803,427

Specialty Retail (2.10%)
Dick’s Sporting Goods, Inc.	69,643	3,717,544
The Home Depot, Inc.	61,907	4,695,646
Staples, Inc.	448,100	6,564,665
Tiffany & Co.	69,610	5,333,518
The TJX Cos., Inc.	41,562	2,343,681

		22,655,054

Textiles, Apparel & Luxury Goods (1.02%)
Michael Kors Holdings Ltd.(a)	18,353	1,367,666
NIKE, Inc., Class B	44,625	3,241,560
PVH Corp.	28,454	3,377,205

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2013	7

Schedule of Investments	Liberty All-Star® Equity Fund
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Ralph Lauren Corp.	18,399	$3,030,867

		11,017,298

CONSUMER STAPLES (4.76%)
Beverages (1.17%)
The Coca-Cola Company	80,000	3,030,400
Diageo PLC(b)	47,600	6,049,008
PepsiCo, Inc.	45,000	3,577,500

		12,656,908

Food & Staples Retailing (0.88%)
Costco Wholesale Corp.	43,900	5,053,768
CVS Caremark Corp.	78,000	4,426,500

		9,480,268

Food Products (1.47%)
Archer-Daniels-Midland Co.	175,000	6,447,000
Kellogg Co.	47,000	2,760,310
Mead Johnson Nutrition Co.	43,400	3,222,884
Mondelez International, Inc., Class A	109,209	3,431,347

		15,861,541

Household Products (0.62%)
The Procter & Gamble Co.	89,000	6,727,510

Tobacco (0.62%)
Philip Morris International, Inc.	77,152	6,680,591

ENERGY (14.17%)
Energy Equipment & Services (4.43%)
Baker Hughes, Inc.	168,650	8,280,715
Dril-Quip, Inc.(a)	22,600	2,593,350
National-Oilwell Varco, Inc.	46,400	3,624,304
Oceaneering International, Inc.	66,400	5,394,336
Schlumberger Ltd.	246,598	21,789,399
Weatherford International Ltd.(a)	404,385	6,199,222

		47,881,326

Oil, Gas & Consumable Fuels (9.74%)
Anadarko Petroleum Corp.	14,000	1,301,860
Arch Coal, Inc.	1,990,156	8,179,541
BP PLC(b)	223,450	9,391,613
Chesapeake Energy Corp.	527,776	13,658,843
Chevron Corp.	52,900	6,427,350
Cobalt International Energy, Inc.(a)	236,150	5,870,689
ConocoPhillips	92,600	6,436,626
CONSOL Energy, Inc.	106,216	3,574,168

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Devon Energy Corp.	262,023	$15,134,449
Exxon Mobil Corp.	44,775	3,852,441
Occidental Petroleum Corp.	85,000	7,950,900
Peabody Energy Corp.	450,788	7,776,093
Royal Dutch Shell PLC(b)	148,763	9,770,741
WPX Energy, Inc.(a)	308,920	5,949,799

		105,275,113

FINANCIALS (24.47%)
Capital Markets (5.28%)
The Charles Schwab Corp.	420,100	8,880,914
Franklin Resources, Inc.	85,600	4,327,080
The Goldman Sachs Group, Inc.	37,450	5,924,965
Invesco Ltd.	169,475	5,406,253
Morgan Stanley	573,312	15,450,758
State Street Corp.	170,675	11,221,881
UBS AG	284,025	5,828,193

		57,040,044

Commercial Banks (4.43%)
BB&T Corp.	205,000	6,918,750
First Republic Bank	47,064	2,194,594
Huntington Bancshares, Inc.	283,211	2,339,323
KeyCorp	227,950	2,598,630
The PNC Financial Services Group, Inc.	70,666	5,119,752
Regions Financial Corp.	505,548	4,681,374
SunTrust Banks, Inc.	460,443	14,927,562
Wells Fargo & Co.	222,000	9,173,040

		47,953,025

Consumer Finance (0.80%)
American Express Co.	91,500	6,910,080
Capital One Financial Corp.	25,200	1,732,248

		8,642,328

Diversified Financial Services (6.07%)
Bank of America Corp.	1,150,846	15,881,675
Citigroup, Inc.	377,074	18,291,860
CME Group, Inc.	64,636	4,775,308
ING US, Inc.	137,250	4,009,072
JPMorgan Chase & Co.	437,965	22,638,411

		65,596,326

Insurance (6.50%)
ACE Ltd.	92,479	8,652,335
The Allstate Corp.	119,680	6,049,824
American International Group, Inc.	288,641	14,036,612

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2013	9

Schedule of Investments	Liberty All-Star® Equity Fund
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Insurance (continued)
Assured Guaranty Ltd.	247,204	$4,635,075
Axis Capital Holdings Ltd.	156,000	6,756,360
Genworth Financial, Inc., Class A(a)	81,639	1,044,163
The Hartford Financial Services Group, Inc.	226,310	7,042,767
MetLife, Inc.	336,675	15,806,891
Willis Group Holdings PLC	115,350	4,998,116
WR Berkley Corp.	27,976	1,199,051

		70,221,194

Real Estate Investment Trusts (1.18%)
American Tower Corp.	120,260	8,914,874
Camden Property Trust	62,419	3,835,023

		12,749,897

Real Estate Management & Development (0.21%)
Zillow, Inc., Class A(a)	26,972	2,275,628

HEALTH CARE (9.79%)
Biotechnology (1.55%)
BioMarin Pharmaceutical, Inc.(a)	81,945	5,918,068
Celgene Corp.(a)	38,900	5,987,877
Gilead Sciences, Inc.(a)	77,224	4,852,756

		16,758,701

Health Care Equipment & Supplies (1.91%)
Becton, Dickinson & Co.	43,350	4,335,867
Edwards Lifesciences Corp.(a)	75,815	5,278,998
Hologic, Inc.(a)	186,452	3,850,234
Zimmer Holdings, Inc.	87,000	7,146,180

		20,611,279

Health Care Providers & Services (2.55%)
Brookdale Senior Living, Inc.(a)	232,492	6,114,540
Catamaran Corp.(a)	170,979	7,856,485
Cigna Corp.	70,375	5,409,022
Express Scripts Holding Co.(a)	54,800	3,385,544
Laboratory Corp. of America Holdings(a)	47,850	4,743,849

		27,509,440

Health Care Technology (1.29%)
athenahealth, Inc.(a)	45,900	4,982,904
Cerner Corp.(a)	170,968	8,984,369

		13,967,273

Life Sciences Tools & Services (0.44%)
Thermo Fisher Scientific, Inc.	52,000	4,791,800

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Pharmaceuticals (2.05%)
Abbott Laboratories	97,525	$3,236,855
Allergan, Inc.	59,900	5,417,955
Johnson & Johnson	86,500	7,498,685
Teva Pharmaceutical Industries Ltd.(b)	159,000	6,007,020

		22,160,515

INDUSTRIALS (7.71%)
Aerospace & Defense (2.22%)
The Boeing Co.	26,970	3,168,975
L-3 Communications Holdings, Inc.	53,950	5,098,275
Northrop Grumman Corp.	34,450	3,281,707
Precision Castparts Corp.	46,768	10,627,560
Textron, Inc.	65,841	1,817,870

		23,994,387

Airlines (0.26%)
US Airways Group, Inc.(a)	145,200	2,752,992

Building Products (0.43%)
Masco Corp.	218,425	4,648,084

Construction & Engineering (0.47%)
Fluor Corp.	71,685	5,086,768

Electrical Equipment (0.64%)
Emerson Electric Co.	107,500	6,955,250

Machinery (1.67%)
Caterpillar, Inc.	61,800	5,152,266
Joy Global, Inc.	77,083	3,934,316
Navistar International Corp.(a)	123,127	4,491,673
Parker Hannifin Corp.	41,150	4,473,828

		18,052,083

Professional Services (0.59%)
Verisk Analytics, Inc., Class A(a)	98,300	6,385,568

Trading Companies & Distributors (1.12%)
Fastenal Co.	130,082	6,536,620
United Rentals, Inc.(a)	95,716	5,579,286

		12,115,906

Transportation Infrastructure (0.31%)
Aegean Marine Petroleum Network, Inc.	286,345	3,396,052

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2013	11

Schedule of Investments	Liberty All-Star® Equity Fund
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
INFORMATION TECHNOLOGY (19.52%)
Communications Equipment (3.29%)
Cisco Systems, Inc.	361,577	$8,468,134
QUALCOMM, Inc.	402,353	27,102,498

		35,570,632

Computers & Peripherals (2.12%)
Dell, Inc.	433,522	5,969,598
Hewlett-Packard Co.	655,850	13,759,733
Stratasys Ltd.(a)	31,393	3,178,855

		22,908,186

Electronic Equipment & Instruments (1.70%)
Corning, Inc.	455,000	6,638,450
LG Display Co. Ltd.(b)	43,560	519,671
TE Connectivity Ltd.	217,325	11,253,088

		18,411,209

Internet Software & Services (4.45%)
eBay, Inc.(a)	63,026	3,516,221
Equinix, Inc.(a)	36,145	6,638,029
Google, Inc., Class A(a)	30,083	26,350,000
LinkedIn Corp., Class A(a)	37,216	9,157,369
Rackspace Hosting, Inc.(a)	47,037	2,481,672

		48,143,291

IT Services (1.69%)
Visa, Inc., Class A	73,968	14,135,285
The Western Union Co.	219,722	4,100,012

		18,235,297

Semiconductors & Semiconductor Equipment (1.03%)
Altera Corp.	110,360	4,100,978
ARM Holdings PLC(b)	146,300	7,039,956

		11,140,934

Software (5.24%)
Citrix Systems, Inc.(a)	76,074	5,371,585
Microsoft Corp.	437,100	14,559,801
Oracle Corp.	233,875	7,757,634
Salesforce.com, Inc.(a)	369,300	19,170,363
Splunk, Inc.(a)	83,300	5,001,332
VMware, Inc., Class A(a)	58,900	4,765,010

		56,625,725

MATERIALS (2.40%)
Chemicals (1.49%)
EI du Pont de Nemours & Co.	65,000	3,806,400
Praxair, Inc.	50,400	6,058,584

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
As of September 30, 2013 (Unaudited)

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Chemicals (continued)
The Sherwin-Williams Co.	34,318	$6,252,053

		16,117,037

Metals & Mining (0.91%)
Alcoa, Inc.	124,420	1,010,291
Freeport-McMoRan Copper & Gold, Inc.	152,235	5,035,934
Silver Wheaton Corp.	150,520	3,728,380

		9,774,605

UTILITIES (0.63%)
Electric Utilities (0.48%)
Entergy Corp.	80,975	5,116,810
FirstEnergy Corp.	2,200	80,190

		5,197,000

Independent Power Producers & Energy Traders (0.15%)
NRG Energy, Inc.	57,831	1,580,521

TOTAL COMMON STOCKS (COST OF $912,909,294)		1,050,127,290

	PAR VALUE
SHORT TERM INVESTMENT (2.88%)
REPURCHASE AGREEMENT (2.88%)
Repurchase agreement with State Street Bank & Trust Co., dated 09/30/13, due 10/01/13 at 0.01%, collateralized by Federal National Mortgage Association 3.00%, 03/15/43, market value of $31,806,098 (Repurchase proceeds of $31,163,009) (COST OF $31,163,000)	$31,163,000	$31,163,000

TOTAL INVESTMENTS (100.04%) (COST OF $944,072,294)(c)		1,081,290,290
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.04%)		(430,594)

NET ASSETS (100.00%)		$1,080,859,696

NET ASSET VALUE PER SHARE (174,433,105 SHARES OUTSTANDING)		$6.20

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Cost of investments for federal income tax purposes is $951,973,799.

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2013	13

Schedule of Investments	Liberty All-Star® Equity Fund
As of September 30, 2013 (Unaudited)

Gross unrealized appreciation and depreciation at September 30, 2013 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$209,304,626
Gross unrealized depreciation	(79,988,135)

Net unrealized appreciation	$129,316,491

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Schedule of Investments.
14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
September 30, 2013 (Unaudited)

Security Valuation

Equity securities including common stocks are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) exchange, which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Foreign Securities

The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. For the period ended September 30, 2013, the Fund only held American Depositary Receipts and did not hold any securities denominated in foreign currencies.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund engages in repurchase agreement transactions with institutions that the Fund’s investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises

Third Quarter Report (Unaudited) | September 30, 2013	15

Notes to Schedule of Investments	Liberty All-Star® Equity Fund
September 30, 2013 (Unaudited)

its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013. The Fund recognizes transfers between the levels as of the beginning of the annual period in which the transfer occurred.

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total

Common Stocks	$1,050,127,290	$–	$–	$1,050,127,290
Short Term Investment	–	31,163,000	–	31,163,000

Total	$1,050,127,290	$31,163,000	$–	$1,081,290,290

* See Schedule of Investments for industry classifications.

For the period ended September 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities which used significant unobservable inputs (Level 3) in determining fair value during the period.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Schedule of Investments
September 30, 2013 (Unaudited)

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Capital Transactions

On July 29, 2013, the Fund’s Board of Trustees authorized the Fund to conduct a tender offer for up to 7.5% of its outstanding shares of beneficial interest at a price equal to 96% of its net asset value per share (“NAV”) as determined on the day of the tender offer expiration of September 23, 2013. Approximately 64,581,723 shares of beneficial interest or approximately 34.2% of the Fund’s outstanding shares were properly tendered and not withdrawn. The Fund accepted 14,143,225 shares for payment at a price equal to $5.98 per share, which represents 96% of the Fund’s net asset value per share as of September 23, 2013. Because the tender offer was oversubscribed, all tenders of shares were subject to proration in accordance with the terms of the tender offer, including adjustments to avoid purchase of fractional shares. Accordingly, on a pro rata basis, the Fund accepted and purchased approximately 21.9% of the shares properly tendered in the tender offer.

Third Quarter Report (Unaudited) | September 30, 2013	17

Description of Lipper Benchmark And Market Indices	Liberty All-Star® Equity Fund
September 30, 2013 (Unaudited)

DOW JONES INDUSTRIAL AVERAGE

A price-weighted measure of 30 U.S. blue-chip companies.

LIPPER LARGE-CAP CORE MUTUAL FUND AVERAGE

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

NASDAQ COMPOSITE INDEX

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

S&P 500® INDEX

A large cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

You cannot invest directly in an index.

18	www.all-starfunds.com

INVESTMENT ADVISOR

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

www.all-starfunds.com

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 Seventeenth Street, Suite 3600

Denver, Colorado 80202

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTOR ASSISTANCE,

TRANSFER & DIVIDEND

DISBURSING AGENT & REGISTRAR

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, Rhode Island 02940-3078

1-800-LIB-FUND (1-800-542-3863)

www.computershare.com

LEGAL COUNSEL

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

TRUSTEES

John A. Benning*

Thomas W. Brock*

Edmund J. Burke

George R. Gaspari*

Richard W. Lowry*, Chairman

Dr. John J. Neuhauser*

Richard C. Rantzow*

OFFICERS

William R. Parmentier, Jr., President

Mark T. Haley, CFA, Senior Vice President

Edmund J. Burke, Vice President

Kimberly R. Storms, Treasurer

Alex J. Marks, Assistant Secretary

Melanie H. Zimdars, Chief Compliance Officer

* Member of the Audit Committee

A description of the Fund’s proxy voting policies and procedures is available (i) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is also available at www.all-starfunds.com.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q’s are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000558 5/31/14